Exhibit 10.4

Execution Version

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of August 1, 2014 to the Credit Agreement referred to below, among TECO ENERGY, INC., a Florida corporation until the satisfaction of the conditions precedent set forth in Section 3.2  of the Credit Agreement at which point the borrower will become NEW MEXICO GAS COMPANY, INC., a Delaware corporation (the “Borrower”), each of the Lenders identified under the caption “LENDERS” on the signature pages hereto and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

The Borrower, the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”) and the Administrative Agent are parties to a Credit Agreement dated as of December 17, 2013 (as amended, the “Credit Agreement”).  The Borrower and the Required Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Capitalized terms used in this Amendment No. 1 and not otherwise defined are used herein as defined in the Credit Agreement.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.  Exhibit A of the Credit Agreement is hereby amended by deleting the word “tangible” in the second line of the definition of “Consolidated Shareholders Equity”.

Section 3.  Representations and Warranties.  The Borrower (as to itself and its Subsidiaries) represents and warrants to the Lenders that (a) its representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 1 (unless such representation and warranty relates solely to another time, in which event such representation or warranty is true and correct as of such other time) and (b) no Event of Default or Inchoate Default shall have occurred and be continuing.

Section 4.  Conditions Precedent to Effectiveness.  The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 1 executed by the Borrower and the Required Lenders.

Section 5.  Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart.  This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

Section 6.  Credit Facility Document.  The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Facility Documents, nor constitute a waiver of any provision of any of the Credit Facility Documents. On and after the effectiveness of this Amendment No. 1, this Amendment No. 1 shall for all purposes constitute a Credit Facility Document.

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

TECO ENERGY, INC.

By: /s/ Kim M. Caruso

Name: Kim M. Caruso

Title:  Treasurer

Signature page for Amendment No. 1

LENDERS

JPMORGAN CHASE BANK, N.A.

By:  /s/ Peter Christensen

Name: Peter Christensen

Title:    Vice President

Signature page for Amendment No. 1 (continued)

CITIBANK, N.A.

By:  /s/ Maureen P. Maroney

Name: Maureen P. Maroney

Title:    Vice President

Signature page for Amendment No. 1 (continued)

MORGAN STANLEY BANK, N.A.

By:  /s/ John Durland

Name: John Durland

Title:   Authorized Signatory

Signature page for Amendment No. 1 (continued)

ROYAL BANK OF CANADA

By:  /s/ Rahul D. Shah

Name: Rahul D. Shah

Title:   Authorized Signatory

Signature page for Amendment No. 1 (continued)

SUNTRUST BANK

By:  /s/ Andrew Johnson

Name: Andrew Johnson

Title:   Director

Signature page for Amendment No. 1 (continued)

THE BANK OF NEW YORK MELLON

By:  /s/ Richard K. Fronapfel, Jr.

Name: Richard K. Fronapfel, Jr.

Title:    Vice President

Signature page for Amendment No. 1 (continued)

MUFG UNION BANK, N.A.

By:  /s/ John Guilds

Name: John Guilds

Title:    Director

Signature page for Amendment No. 1 (continued)

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:  /s/ Nick Schmiesing

Name: Nick Schmiesing

Title:    Vice President

Signature page for Amendment No. 1 (continued)

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION

By:  /s/ John A. Marian

Name: John A. Marian

Title:   Vice President

Signature page for Amendment No. 1 (continued)

THE BANK OF NOVA SCOTIA

By:  /s/ Thane Rattew

Name: Thane Rattew

Title:    Managing Director

Signature page for Amendment No. 1 (continued)

THE NORTHERN TRUST COMPANY

By:  /s/ Patrick Cowan

Name: Patrick Cowan

Title:   Senior Vice President

Signature page for Amendment No. 1 (continued)